U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)
May 11, 2005

CASCADE NATURAL GAS CORPORATION
(Exact name of registrant as specified in its charter)

Washington	1-7196	91-0599090
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification Number)

222 Fairview Avenue North, Seattle, Washington 98109
(Address of principal executive offices)

(206) 624-3900
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                                             Other Events.

The registrant is filing this Current Report on Form 8-K for the purpose of refiling an exhibit originally filed as Exhibit 10.35 to its Annual Report on Form 10-K for the year ended September 30, 2004.  The registrant previously requested confidential treatment of certain portions of such exhibit.  The registrant no longer seeks confidential treatment of certain of the items for which confidential treatment was originally requested.  Accordingly, the registrant is refiling the exhibit with only those portions redacted as to which it continues to request confidential treatment.

Item 9.01               Financial Statements and Exhibits.

(c)           Exhibits

Exhibit No.

Description of Exhibit

10.1

Amended and Restated Loan Agreement, dated as of September 30, 2004, between U.S. Bank National Association and the registrant. A PORTION OF THIS AGREEMENT IS SUBJECT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CASCADE NATURAL GAS CORPORATION
Dated: May 11, 2005	By:	/s/ J.D. Wessling
J.D. Wessling
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.

Description of Exhibit

10.1

Amended and Restated Loan Agreement, dated as of September 30, 2004, between U.S. Bank National Association and the registrant. A PORTION OF THIS AGREEMENT IS SUBJECT TO A REQUEST FOR CONFIDENTIAL TREATMENT.